EXHIBIT 99.1

BOSTON SCIENTIFIC ANNOUNCES RESULTS FOR
THIRD QUARTER ENDED SEPTEMBER 30, 2008

Natick, MA (October 21, 2008) -- Boston Scientific Corporation (NYSE: BSX) today announced financial results for the third quarter ended September 30, 2008, as well as guidance for net sales and earnings per share (EPS) for the fourth quarter of 2008.

Third quarter highlights:

•	Reported net sales of $1.978 billion and adjusted EPS of $0.16
•	Maintained U.S. drug-eluting stent (DES) market leadership
•	Achieved worldwide cardiac rhythm management (CRM) sales growth of 11 percent
•	Launched the COGNISTM CRT-D and TELIGENTM ICD devices in the U.S.
•	Received FDA approval for the TAXUS® Express[2]™ Atom™ Paclitaxel-Eluting Coronary Stent System, the first DES for small vessels
•	Launched the PROMUS™ Everolimus-Eluting Coronary Stent System in the U.S.
•	Generated $638 million of operating cash flow
•	Paid down $500 million of debt
•	Reduced SG&A and R&D expenses by $128 million from prior year

“For the second consecutive quarter, we maintained our strong U.S. DES market share leadership of 45 percent, even though there are now four competing companies,” said Jim Tobin, President and Chief Executive Officer of Boston Scientific.  “This clearly demonstrates the power of our unique two-drug platform.  In our CRM business, we launched COGNIS and TELIGEN -- the world’s smallest and thinnest high-energy CRT-D and ICD devices -- to a very positive reception from physicians.  We have now received FDA approval for our TAXUS Atom and TAXUS® Liberté® stent systems and we are looking forward to additional approvals, including our Apex™ balloon catheter, Carotid WALLSTENT® and Express® SD Renal Stent.  We see these recent approvals as evidence of the ongoing progress we are making in quality and toward removing the new product approval restrictions placed on us by the FDA, which we believe will be completed in the near future.   Also during the quarter, we continued to improve our operating cash flow, pay down debt and maintain a strong balance sheet.”

Net sales for the third quarter of 2008 were $1.978 billion, including sales from divested businesses of $12 million, as compared to sales of $2.048 billion for the third quarter of 2007, including sales from divested businesses of $133 million.

Worldwide sales of the Company’s drug-eluting coronary stent systems for the third quarter of 2008 were $396 million, as compared to $448 million for the third quarter of 2007.  U.S. sales of these systems were $209 million, as compared to $240 million.  International sales of these systems were $187 million, as compared to $208 million.  Worldwide sales of coronary stent systems were $446 million for the third quarter of 2008, as compared to $507 million for the third quarter of 2007.  U.S. sales of these systems were $228 million, as compared to $268 million.  International sales of these systems were $218 million, as compared to $239 million.

Worldwide sales of the Company’s CRM products for the third quarter of 2008 were $572 million, which included $423 million of implantable cardioverter defibrillator (ICD) sales, as compared to worldwide CRM sales of $517 million for the third quarter of 2007, which included $372 million of ICD sales.  U.S. CRM product sales were $377 million, which included $291 million of ICD sales, as compared to $343 million, which included $261 million of ICD sales.  International CRM sales were $195 million, which included $132 million of ICD sales, as compared to $174 million, which included $111 million of ICD sales.

Reported net loss for the third quarter of 2008 was $62 million, or $0.04 per share.  Reported results included Johnson & Johnson-related litigation charges, acquisition- and divestiture-related net credits, restructuring-related charges, intangible asset impairments and amortization expense (after-tax) of $298 million, or approximately $0.20 per share, which consisted of the following:

•	$334 million of pre-tax charges ($266 million after-tax) resulting from a ruling by a federal judge in a patent infringement case brought against the Company by Johnson & Johnson;
•	$250 million pre-tax gain ($184 million after-tax) related to the receipt of an acquisition-related milestone payment from Abbott Laboratories;
•	$8 million credit, on both a pre-tax and after-tax basis, to purchased research and development associated with the Company’s acquisition of CryoCor, Inc.;
•	$15 million of pre-tax net gains ($9 million after-tax) in connection with the sale of the Company’s non-strategic investments;
•	$17 million of income tax benefit associated with the Company’s previous sale of non-strategic businesses;
•	$34 million of pre-tax charges ($25 million after-tax) associated with the Company’s ongoing expense and head count reduction initiatives;

•	$155 million of pre-tax intangible asset impairment charges ($129 million after-tax); and
•	$131 million of pre-tax amortization expense ($96 million after-tax).

Adjusted net income for the quarter, excluding these amounts, was $236 million, or $0.16 per share.

Reported net loss for the third quarter of 2007 was $272 million, or $0.18 per share.  Reported results for the third quarter of 2007 included acquisition- and divestiture-related charges and amortization expense (after-tax) of $571 million, or approximately $0.38 per share.  Adjusted net income for the third quarter of 2007, excluding these charges, was $299 million, or $0.20 per share.

Guidance for Fourth Quarter 2008

The Company estimates net sales for the fourth quarter of 2008 of between $1.965 billion and $2.080 billion.  Adjusted EPS, excluding restructuring-related charges and amortization expense, is estimated to range between $0.18 and $0.23 per share.  The Company estimates reported EPS on a GAAP basis of between $0.10 and $0.15 per share.  Included in the Company’s estimated reported EPS on a GAAP basis is $0.01 per share of restructuring-related charges and $0.07 per share of amortization expense.

Boston Scientific management will be discussing these results with analysts on a conference call at 8:00 a.m. (ET) Wednesday, October 22, 2008. The Company will webcast the call to all interested parties through its website: www.bostonscientific.com.  Please see the website for details on how to access the webcast. The webcast will be available for one year on the Boston Scientific website.

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties. For more information, please visit: www.bostonscientific.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words.  These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance.  These forward-looking statements include, among other things, statements regarding our financial performance, our programs to increase shareholder value, new product approvals, acquisitions and divestitures, our growth strategy, competitive offerings and our market position.  If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements.  These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release.  As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and, future business decisions made by us and our competitors.  All of these factors are difficult or impossible to predict accurately and many of them are beyond our control.  For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item IA- Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file thereafter.  We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.  This cautionary statement is applicable to all forward-looking statements contained in this document.

Use of non-GAAP Financial Information

A reconciliation of the Company's non-GAAP financial measures to the corresponding GAAP measures, and an explanation of the Company's use of these non-GAAP measures, is included in the exhibits attached to this press release.

CONTACT: Paul Donovan 508-650-8541 (office) 508-667-5165 (mobile) Media Relations Boston Scientific Corporation Larry Neumann 508-650-8696 (office) Investor Relations Boston Scientific Corporation

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED GAAP RESULTS OF OPERATIONS
(Unaudited)

	Three Months Ended
	September 30,
In millions, except per share data	2008	2007

Net sales	$1,978	$2,048
Cost of products sold	655	575
Gross profit	1,323	1,473

Operating expenses
Selling, general and administrative expenses	610	719
Research and development expenses	252	271
Royalty expense	51	48
Amortization expense	131	155
Intangible asset impairment charges	155
Purchased research and development	(8)	75
Litigation-related charges	334
Restructuring charges	20
Acquisition-related milestone	(250)
Loss on assets held for sale		352
	1,295	1,620
Operating income (loss)	28	(147)

Other income (expense):
Interest expense	(112)	(147)
Other, net	16	35

Loss before income taxes	(68)	(259)
Income tax (benefit) expense	(6)	13
Net loss	$(62)	$(272)

Net loss per common share - basic	$(0.04)	$(0.18)
Net loss per common share - assuming dilution	$(0.04)	$(0.18)

Weighted average shares outstanding - basic	1,500.9	1,489.8
Weighted average shares outstanding - assuming dilution	1,500.9	1,489.8

BOSTON SCIENTIFIC CORPORATION
NON-GAAP NET INCOME AND NET INCOME PER COMMON SHARE RECONCILIATIONS
(Unaudited)

	Three Months Ended			Three Months Ended
	September 30, 2008			September 30, 2007
In millions, except per share data	Net (loss) income	Impact per diluted share		Net (loss) income	Impact per diluted share
GAAP results	$(62)	$(0.04)		$(272)	$(0.18)
Non-GAAP adjustments:
Acquisition-related (credits) charges	(192)	(0.13)		83	0.06
Restructuring-related charges	25	0.02
Litigation-related charges	266	0.18	*
Divestiture-related (gains) losses	(26)	(0.02	) *	352	0.23	*
Intangible asset impairment charges	129	0.09	*
Amortization expense	96	0.06	*	136	0.09	*
Adjusted results	$236	$0.16		$299	$0.20

* Assumes dilution of 7.0 million shares for the quarter ended September 30, 2008 and 12.5 million shares for the quarter ended September 30, 2007 for all or a portion of these non-GAAP adjustments.

An explanation of the Company's use of these non-GAAP measures is provided at the end of this document.

BOSTON SCIENTIFIC CORPORATION
NON-GAAP NET INCOME AND NET INCOME PER COMMON SHARE RECONCILIATIONS (CONT.)
(Unaudited)

	Three Months Ended
	September 30,
	2008	2007
Acquisition-related (credits) charges:
Acquisition-related milestone	$(250)
Purchased research and development	(8)	$75
Integration costs (a)		10
	(258)	85
Income tax expense (benefit) (d)	66	(2)
Acquisition-related (credits) charges, net of tax	$(192)	$83

Restructuring-related charges:
Restructuring-related charges (b)	$34
Income tax benefit (d)	(9)
Restructuring-related charges, net of tax	$25

Litigation-related charges:
Litigation-related charges	$334
Income tax benefit (d)	(68)
Litigation-related charges, net of tax	$266

Divestiture-related (gains) losses:
Gain on sale of investments (c)	$(15)
Loss on assets held for sale		$352
	(15)	352
Income tax benefit (d)	(11)
Divestiture-related (gains) losses, net of tax	$(26)	$352

Intangible asset impairment charges:
Intangible asset impairment charges	$155
Income tax benefit (d)	(26)
Intangible asset impairment charges, net of tax	$129

Amortization expense:
Amortization expense	$131	$155
Income tax benefit (d)	(35)	(19)
Amortization expense, net of tax	$96	$136

(a) Recorded $8 million to selling, general and administrative expenses and $2 million to cost of products sold.
(b) Recorded $4 million to cost of products sold; $9 million to selling, general and administrative expenses; $1 million to research and development expenses; and $20 million to restructuring charges.
(c) Recorded to other, net.
(d) Amounts are tax effected at the Company's effective tax rate, unless the amount is a significant unusual or infrequently occurring item in accordance with FASB Interpretation No. 18, “Accounting for Income Taxes in Interim Periods.”

An explanation of the Company's use of these non-GAAP measures is provided at the end of this document.

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED GAAP RESULTS OF OPERATIONS
(Unaudited)

	Nine Months Ended
	September 30,
In millions, except per share data	2008	2007

Net sales	$6,048	$6,204
Cost of products sold	1,839	1,706
Gross profit	4,209	4,498

Operating expenses
Selling, general and administrative expenses	1,925	2,205
Research and development expenses	749	835
Royalty expense	144	151
Amortization expense	410	467
Intangible asset impairment charges	155
Purchased research and development	21	72
Litigation-related charges	334
Restructuring charges	59
Acquisition-related milestone	(250)
Gain on divestitures	(250)
Loss on assets held for sale		352
	3,297	4,082
Operating income	912	416

Other income (expense):
Interest expense	(361)	(433)
Other, net	(57)	44

Income before income taxes	494	27
Income tax expense	136	64
Net income (loss)	$358	$(37)

Net income (loss) per common share - basic	$0.24	$(0.02)
Net income (loss) per common share - assuming dilution	$0.24	$(0.02)

Weighted average shares outstanding - basic	1,497.5	1,485.5
Weighted average shares outstanding - assuming dilution	1,504.4	1,485.5

BOSTON SCIENTIFIC CORPORATION
NON-GAAP NET INCOME AND NET INCOME PER COMMON SHARE RECONCILIATIONS
(Unaudited)

	Nine Months Ended		Nine Months Ended
	September 30, 2008		September 30, 2007
In millions, except per share data	Net income	Impact per diluted share	Net (loss) income	Impact per diluted share
GAAP results	$358	$0.24	$(37)	$(0.02)
Non-GAAP adjustments:
Acquisition-related (credits) charges	(164)	(0.11)	104	0.07	*
Restructuring-related charges	72	0.05
Litigation-related charges	266	0.18
Divestiture-related (gains) losses	(78)	(0.06)	352	0.23	*
Intangible asset impairment charges	129	0.09
Amortization expense	314	0.21	383	0.25	*
Adjusted results	$897	$0.60	$802	$0.53

* Assumes dilution of 14.5 million shares for the nine months ended September 30, 2007 for all or a portion of these non-GAAP adjustments.

An explanation of the Company's use of these non-GAAP measures is provided at the end of this document.

BOSTON SCIENTIFIC CORPORATION
NON-GAAP NET INCOME AND NET INCOME PER COMMON SHARE RECONCILIATIONS (CONT.)
(Unaudited)

	Nine Months Ended
	September 30,
	2008	2007
Acquisition-related (credits) charges:
Acquisition-related milestone	$(250)
Purchased research and development	21	$72
Integration costs (a)		34
Fair value adjustment for the sharing of proceeds feature of the Abbott Laboratories stock purchase (b)		8
	(229)	114
Less: Income tax expense (benefit) (d)	65	(10)
Acquisition-related charges, net of tax	$(164)	$104

Restructuring-related charges:
Restructuring-related charges (c)	$99
Less: Income tax benefit (d)	(27)
Restructuring-related charges, net of tax	$72

Litigation-related charges:
Litigation-related charges	$334
Less: Income tax benefit (d)	(68)
Litigation-related charges, net of tax	$266

Divestiture-related (gains) losses:
Gain on divestitures	$(250)
Net loss on sale of investments (b)	80
Loss on assets held for sale		$352
	(170)	352
Less: Income tax expense (d)	92
Divestiture-related (gains) losses, net of tax	$(78)	$352

Intangible asset impairment charges:
Intangible asset impairment charges	$155
Less: Income tax benefit (d)	(26)
Intangible asset impairment charges, net of tax	$129

Amortization expense:
Amortization expense	$410	$467
Less: Income tax benefit (d)	(96)	(84)
Amortization expense, net of tax	$314	$383

(a) Recorded expenses of $25 million to selling, general and administrative expenses, $6 million to cost of products sold, and $3 million to research and development expenses.
(b) Recorded to other, net.
(c) Recorded $11 million to cost of products sold; $24 million to selling, general and administrative expenses; $5 million to research and development expenses; and $59 million to restructuring charges.
(d) Amounts are tax effected at the Company's effective tax rate, unless the amount is a significant unusual or infrequently occurring item in accordance with FASB Interpretation No. 18, “Accounting for Income Taxes in Interim Periods.”

An explanation of the Company's use of these non-GAAP measures is provided at the end of this document.

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
In millions	2008	2007
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$1,734	$1,452
Trade accounts receivable, net	1,355	1,502
Inventories	854	725
Deferred income taxes	995	679
Assets held for sale		1,099
Other current assets	349	464
Total current assets	5,287	5,921

Property, plant and equipment, net	1,716	1,735
Investments	120	317
Other assets	165	157
Intangible assets, net	22,538	23,067
	$29,826	$31,197

Liabilities and Stockholders' Equity
Current liabilities:
Short-term debt	$7	$256
Accounts payable and accrued expenses	3,168	2,680
Liabilities associated with assets held for sale		39
Other current liabilities	363	275
Total current liabilities	3,538	3,250

Long-term debt	6,767	7,933
Deferred income taxes	2,324	2,284
Other long-term liabilities	1,507	2,633

Stockholders' equity	15,690	15,097
	$29,826	$31,197

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
(Unaudited)

			Change
	Three Months Ended		As Reported	Constant
	September 30,		Currency	Currency
In millions	2008	2007	Basis	Basis

DOMESTIC	$1,125	$1,111	1%	1%

EMEA	472	426	11%	4%
INTER-CONTINENTAL	369	378	(2%)	(8%)
INTERNATIONAL	841	804	5%	(2%)

DIVESTED BUSINESSES	12	133	N/A	N/A

WORLDWIDE	$1,978	$2,048	(3%)	(6%)

			Change
	Three Months Ended		As Reported	Constant
	September 30,		Currency	Currency
In millions	2008	2007	Basis	Basis

INTERVENTIONAL CARDIOLOGY	$694	$740	(6%)	(9%)
PERIPHERAL INTERVENTIONS	143	147	(3%)	(6%)
CARDIOVASCULAR	837	887	(5%)	(9%)

NEUROVASCULAR	88	81	7%	2%
PERIPHERAL EMBOLIZATION	23	25	(3%)	(6%)
NEUROVASCULAR	111	106	5%	0%

CARDIAC RHYTHM MANAGEMENT	572	517	11%	8%
ELECTROPHYSIOLOGY	40	36	10%	8%
CARDIAC RHYTHM MANAGEMENT	612	553	11%	8%

ENDOSCOPY	238	217	9%	6%
UROLOGY	109	100	9%	8%
ENDOSURGERY	347	317	9%	7%

NEUROMODULATION	59	52	15%	15%

DIVESTED BUSINESSES	12	133	N/A	N/A

WORLDWIDE	$1,978	$2,048	(3%)	(6%)

Growth rates are based on actual, non-rounded amounts.

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
(Unaudited)

			Change
	Nine Months Ended		As Reported	Constant
	September 30,		Currency	Currency
In millions	2008	2007	Basis	Basis

DOMESTIC	$3,330	$3,397	(2%)	(2%)

EMEA	1,509	1,352	12%	1%
INTER-CONTINENTAL	1,147	1,048	9%	(1%)
INTERNATIONAL	2,656	2,400	11%	0%

DIVESTED BUSINESSES	62	407	N/A	N/A

WORLDWIDE	$6,048	$6,204	(3%)	(7%)

			Change
	Nine Months Ended		As Reported	Constant
	September 30,		Currency	Currency
In millions	2008	2007	Basis	Basis

INTERVENTIONAL CARDIOLOGY	$2,158	$2,257	(4%)	(9%)
PERIPHERAL INTERVENTIONS	452	445	1%	(3%)
CARDIOVASCULAR	2,610	2,702	(3%)	(8%)

NEUROVASCULAR	272	260	4%	(3%)
PERIPHERAL EMBOLIZATION	68	71	(3%)	(6%)
NEUROVASCULAR	340	331	3%	(4%)

CARDIAC RHYTHM MANAGEMENT	1,715	1,580	9%	5%
ELECTROPHYSIOLOGY	116	109	7%	4%
CARDIAC RHYTHM MANAGEMENT	1,831	1,689	8%	4%

ENDOSCOPY	710	637	11%	6%
UROLOGY	318	295	8%	6%
ENDOSURGERY	1,028	932	10%	6%

NEUROMODULATION	177	143	24%	23%

DIVESTED BUSINESSES	62	407	N/A	N/A

WORLDWIDE	$6,048	$6,204	(3%)	(7%)

Growth rates are based on actual, non-rounded amounts.

BOSTON SCIENTIFIC CORPORATION
NON-GAAP CONSTANT CURRENCY NET SALES RECONCILIATIONS
THREE MONTHS ENDED DECEMBER 31, 2007

	Q3 2008 Net Sales as compared to Q3 2007
	Change
In millions	As Reported Currency Basis	Constant Currency Basis	Estimated Impact of Foreign Currency

DOMESTIC	$14	$14	$

EMEA	46	15	31
INTER-CONTINENTAL	(9)	(32)	23
INTERNATIONAL	37	(17)	54

DIVESTED BUSINESSES	(121)	(121)

WORLDWIDE	$(70)	$(124)	$54

	Q3 2008 Net Sales as compared to Q3 2007
	Change
In millions	As Reported Currency Basis	Constant Currency Basis	Estimated Impact of Foreign Currency

INTERVENTIONAL CARDIOLOGY	$(46)	$(68)	$22
PERIPHERAL INTERVENTIONS	(4)	(9)	5
CARDIOVASCULAR	(50)	(77)	27

NEUROVASCULAR	7	3	4
PERIPHERAL EMBOLIZATION	(2)	(3)	1
NEUROVASCULAR	5		5

CARDIAC RHYTHM MANAGEMENT	55	42	13
ELECTROPHYSIOLOGY	4	3	1
CARDIAC RHYTHM MANAGEMENT	59	45	14

ENDOSCOPY	21	14	7
UROLOGY	9	8	1
ENDOSURGERY	30	22	8

NEUROMODULATION	7	7

DIVESTED BUSINESSES	(121)	(121)

WORLDWIDE	$(70)	$(124)	$54

An explanation of the Company's use of these non-GAAP measures is provided at the end of this document.

BOSTON SCIENTIFIC CORPORATION
NON-GAAP CONSTANT CURRENCY NET SALES RECONCILIATIONS
THREE MONTHS ENDED DECEMBER 31, 2007
(Unaudited)

	Q3 2008 YTD Net Sales as compared to Q3 2007
	Change
In millions	As Reported Currency Basis	Constant Currency Basis	Estimated Impact of Foreign Currency

DOMESTIC	$(67)	$(67)	$

EMEA	157	9	148
INTER-CONTINENTAL	99	(6)	105
INTERNATIONAL	256	3	253

DIVESTED BUSINESSES	(345)	(350)	5

WORLDWIDE	$(156)	$(414)	$258

	Q3 2008 YTD Net Sales as compared to Q3 2007
	Change
In millions	As Reported Currency Basis	Constant Currency Basis	Estimated Impact of Foreign Currency

INTERVENTIONAL CARDIOLOGY	$(99)	$(202)	$103
PERIPHERAL INTERVENTIONS	7	(14)	21
CARDIOVASCULAR	(92)	(216)	124

NEUROVASCULAR	12	(6)	18
PERIPHERAL EMBOLIZATION	(3)	(7)	4
NEUROVASCULAR	9	(13)	22

CARDIAC RHYTHM MANAGEMENT	135	72	63
ELECTROPHYSIOLOGY	7	4	3
CARDIAC RHYTHM MANAGEMENT	142	76	66

ENDOSCOPY	73	38	35
UROLOGY	23	17	6
ENDOSURGERY	96	55	41

NEUROMODULATION	34	34

DIVESTED BUSINESSES	(345)	(350)	5

WORLDWIDE	$(156)	$(414)	$258

An explanation of the Company's use of these non-GAAP measures is provided at the end of this document.

BOSTON SCIENTIFIC CORPORATION
ESTIMATED NON-GAAP NET INCOME PER COMMON SHARE RECONCILIATIONS
(Unaudited)

	Q4 2008 Estimate	Q4 2008 Estimate
	(Low)	(High)
GAAP results	$0.10	$0.15

Estimated restructuring-related charges	0.01	0.01
Estimated amortization expense	0.07	0.07

Adjusted results	$0.18	$0.23

An explanation of the Company's use of these non-GAAP measures is provided at the end of this document.

Use of Non-GAAP Financial Measures

To supplement Boston Scientific’s condensed consolidated financial statements presented on a GAAP basis; the Company discloses certain non-GAAP measures that exclude certain amounts, including non-GAAP net income, non-GAAP net income per diluted share, and regional and divisional revenue growth rates that exclude the impact of foreign exchange. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States.

The GAAP measure most comparable to non-GAAP net income is GAAP net income and the GAAP measure most comparable to non-GAAP net income per diluted share is GAAP net income per diluted share. Reconciliations of each of these non-GAAP financial measures to the corresponding GAAP measure are included in the accompanying schedules.

To calculate regional and divisional revenue growth rates that exclude the impact of foreign exchange, the Company converts actual current-period net sales from local currency to U.S. dollars using constant foreign exchange rates. The GAAP measure most comparable to this non-GAAP measure is growth rate percentages based on GAAP revenue. A reconciliation of this non-GAAP financial measure to the corresponding GAAP measure is included in the accompanying schedules.

Use and Economic Substance of Non-GAAP Financial Measures Used by Boston Scientific
Management uses these supplemental non-GAAP measures to evaluate performance period over period, to analyze the underlying trends in the Company’s business, to assess its performance relative to its competitors, and to establish operational goals and forecasts that are used in allocating resources. In addition, management uses these non-GAAP measures to further its understanding of the performance of the Company’s operating segments. The adjustments excluded from the Company’s non-GAAP measures are consistent with those excluded from its reportable segments’ measure of profit or loss. These adjustments are excluded from the segment measures that are reported to the Company’s chief operating decision maker and are used to make operating decisions and assess performance.

The following is an explanation of each of the adjustments that management excluded as part of its non-GAAP measures for the three and nine month periods ending September 30, 2008 and September 30, 2007 and for the forecasted three month period ending December 31, 2008, as well as reasons for excluding each of these individual items:

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Acquisition-related (credits) charges - These adjustments primarily consist of a gain resulting from the receipt of an acquisition-related milestone payment, purchased research and development, integration costs associated with the Company’s acquisition of Guidant, and a fair value adjustment related to the sharing of proceeds feature of the Abbott stock purchase. The acquisition-related milestone payment is one of two payments the Company expects to receive as a result of Guidant’s sale of its vascular intervention and endovascular solutions businesses to Abbott and are not indicative of future operating results. Purchased research and development is a highly variable charge based on valuation assumptions. Management removes the impact of purchased research and development from the Company's operating results to assist in assessing the Company's operating performance and cash generated from operations.  The integration costs associated with the Company’s acquisition of Guidant do not reflect expected on-going future operating expenses. The fair value adjustment related to the sharing of proceeds feature of the Abbott stock purchase is a non-cash adjustment and is not indicative of the Company's on-going operations. Accordingly, management excluded these charges and gains for purposes of calculating these non-GAAP measures to facilitate an evaluation of the Company's current operating performance and a comparison to the Company's past operating performance.

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Restructuring-related charges – These adjustments primarily represent severance, employee-related retention incentives, asset write-offs and accelerated depreciation and other costs associated with the Company’s restructuring initiatives. These expenses are not indicative of the Company’s on-going operating performance and are excluded by management in assessing the Company’s operating performance, and are also excluded from the Company’s operating segments’ measures of profit and loss used for making operating decisions and assessing performance. Accordingly, management excluded these charges for purposes of calculating these non-GAAP measures to facilitate an evaluation of the Company's current operating performance and a comparison to the Company's past operating performance.

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Litigation-related charges –These charges are attributable to estimated potential losses associated with patent litigation. These amounts represent significant charges during the third quarter of 2008 and do not reflect expected on-going operating expenses. Accordingly, management excluded these charges for purposes of calculating these non-GAAP measures to facilitate an evaluation of the Company’s current operating performance and for comparison to the Company’s past operating performance.

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Divestiture-related (gains) losses – These amounts represent gains and losses, and related tax impacts, that the Company recognized related to the sale of non-strategic assets, including the sale of certain businesses, development programs and non-strategic investments. The sale and transfer of these non-strategic assets are expected to be substantially completed during 2008. These gains and losses are not indicative of future operating performance and are not used by management to assess operating performance. Accordingly, management excluded these amounts for purposes of calculating these non-GAAP measures to facilitate an evaluation of the Company's current operating performance and a comparison to the Company's past operating performance.

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Intangible asset impairment charges – These amounts represent non-cash write-downs of certain of the Company’s intangible assets. Following the Company’s acquisition of Guidant, and the related increase in the Company’s debt, management has heightened its focus on cash generation and debt pay down. Management removes the impact of these charges from the Company’s operating performance to assist in assessing the Company’s cash generated from operations. Management believes this is a critical metric for the Company in measuring the Company’s ability to generate cash and pay down debt. Therefore, these charges are excluded from management’s assessment of operating performance and are also excluded from the measures management uses to set employee compensation. Accordingly, management believes this may be useful information to users of its financial statements and therefore has excluded these charges for purposes of calculating these non-GAAP measures to facilitate an evaluation of the Company’s current operating performance, particularly in terms of liquidity.

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Amortization expense - Amortization expense is a non-cash charge and does not impact the Company’s liquidity or compliance with the covenants included in its debt agreements. Management removes the impact of amortization from the Company’s operating performance to assist in assessing the Company’s cash generated from operations. Management believes this is a critical metric for the Company in measuring the Company’s ability to generate cash and pay down debt. Therefore, amortization expense is excluded from management’s assessment of operating performance and is also excluded from the measures management uses to set employee compensation. Accordingly, management believes this may be useful information to users of its financial statements and therefore has excluded amortization expense for purposes of calculating these non-GAAP measures to facilitate an evaluation of the Company’s current operating performance, particularly in terms of liquidity.

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Foreign exchange on net sales - The impact of foreign exchange is highly variable and difficult to predict. Accordingly, management excludes the impact of foreign exchange for purposes of reviewing regional and divisional revenue growth rates to facilitate an evaluation of the Company’s current operating performance and comparison to the Company’s past operating performance.

Material Limitations Associated with the Use of Non-GAAP Financial Measures
Non-GAAP net income, non-GAAP net income per diluted share, and regional and divisional revenue growth rates that exclude the impact of foreign exchange may have limitations as analytical tools, and these non-GAAP measures should not be considered in isolation from or as a replacement for GAAP financial measures. Some of the limitations associated with the use of these non-GAAP financial measures are:

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Items such as purchased research and development, divestiture-related gains and losses, gains on acquisition-related milestones and the fair value adjustment related to the sharing of proceeds feature of the Abbott stock purchase reflect economic costs to the Company and are not reflected in non-GAAP net income and non-GAAP net income per diluted share.

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Items such as Guidant integration costs and restructuring-related expenses that are excluded from non-GAAP net income and non-GAAP net income per diluted share can have a material impact on cash flows and GAAP net income and net income per diluted share.

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Items such as amortization expense and intangible asset impairment charges, though not directly affecting Boston Scientific’s cash flow position, represent a reduction in value of intangible assets over time. The expense associated with this reduction in value is not included in Boston Scientific’s non-GAAP net income or non-GAAP net income per diluted share and therefore these measures do not reflect the full economic effect of the reduction in value of those intangible assets.

•	Revenue growth rates stated on a constant currency basis, by their nature, exclude the impact of foreign exchange, which may have a material impact on GAAP net sales.

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Other companies may calculate non-GAAP net income, non-GAAP net income per diluted share, or regional and divisional revenue growth rates that exclude the impact of foreign exchange differently than Boston Scientific does, limiting the usefulness of those measures for comparative purposes.

Compensation for Limitations Associated with Use of Non-GAAP Financial Measures
Boston Scientific compensates for the limitations on its non-GAAP financial measures by relying upon its GAAP results to gain a complete picture of the Company’s performance. The non-GAAP numbers focus instead upon the core business of the Company, which is only a subset, albeit a critical one, of the Company’s performance.

The Company provides detailed reconciliations of each non-GAAP financial measure to its most directly comparable GAAP measure in the accompanying schedules, and Boston Scientific encourages investors to review these reconciliations.

Usefulness of Non-GAAP Financial Measures to Investors
The Company believes that presenting non-GAAP net income, non-GAAP net income per share, and regional and divisional revenue growth rates that exclude the impact of foreign exchange in addition to the related GAAP measures provides investors greater transparency to the information used by Boston Scientific management for its financial and operational decision-making and allows investors to see Boston Scientific’s results “through the eyes” of management. The Company further believes that providing this information better enables Boston Scientific’s investors to understand the Company’s operating performance and to evaluate the methodology used by management to evaluate and measure such performance.